Supplement to the
Fidelity® Advisor Floating Rate High Income Fund
Class A, Class T, Class B, and Class C
December 30, 2006
Prospectus

Going forward, the fund's performance will be compared to Standard & Poor's/Loan Syndications and Trading Association Leveraged Performing Loan Index (S&P/LSTA Leveraged Performing Loan Index) rather than Credit Suisse Leveraged Loan Index because S&P/LSTA Leveraged Performing Loan Index conforms more closely to the fund's investment strategy. S&P/LSTA Leveraged Performing Loan Index is a market value-weighted index designed to represent the performance of U.S. dollar-denominated institutional leveraged performing loan portfolios (excluding loans in payment default) using current market weightings, spreads, and interest payments.

At its January 2007 meeting, the Board of Trustees approved decreasing the fund's individual fund fee rate component of its management fee from 0.55% to 0.45%. This change will take effect on February 1, 2007.

At its meeting, the Board of Trustees also approved the following modifications to the fund's Class A shares: (i) a decrease in the sales loads charged for purchases and (ii) a 0.10% increase in the Distribution and/or Service (12b-1) fee. These changes will take effect on April 1, 2007.

At its meeting, the Board of Trustees also approved the following modifications to the fund's Class C shares: (i) a reduction in the contingent deferred sales charge (CDSC) schedule to 12 months and (ii) a 0.20% increase in the Distribution and/or Service (12b-1) fee. These changes will take effect on April 1, 2007.

Details regarding all of these changes can be found below.

AFR-07-04 June 21, 2007
1.746476.124

Effective April 1, 2007, the following information replaces the similar information found under the heading "Fee Table" in the "Fund Summary" section beginning on page 5.

Shareholder fees (paid by the investor directly)

	Class A	Class T	Class B	Class C
Maximum sales charge (load) on purchases (as a % of offering price)A	2.75%B	2.75%C	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)D,E	NoneF	NoneG	3.50%H	1.00%I
Sales charge (load) on reinvested distributions	None	None	None	None
Redemption fee on shares held less than 60 days (as a % of amount redeemed)E	1.00%	1.00%	1.00%	1.00%

A The actual sales charge may be higher due to rounding.

B Lower front-end sales charges for Class A may be available with purchase of $50,000 or more.

C Lower front-end sales charges for Class T may be available with purchase of $50,000 or more.

D The actual contingent deferred sales charge may be higher due to rounding.

E A redemption fee and/or a contingent deferred sales charge may be charged when you sell your shares or if your shares are redeemed because your account falls below the account minimum for any reason, including solely due to declines in net asset value per share.

F Class A purchases of $1 million or more will not be subject to a front-end sales charge but may be subject, upon redemption, to a contingent deferred sales charge that declines over 2 years from 1.00% to 0%.

G Class T purchases of $1 million or more will not be subject to a front-end sales charge but may be subject, upon redemption, to a contingent deferred sales charge of 0.25% if redeemed less than one year after purchase.

H Declines over 6 years from 3.50% to 0%.

I On Class C shares redeemed less than 12 months after purchase.

Effective April 1, 2007, the following information replaces the similar information found under the heading "Fee Table" in the "Fund Summary" section on page 6.

Annual operating expenses (paid from class assets)

	Class A	Class T	Class B	Class C
Management feeA	0.57%	0.57%	0.57%	0.57%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.70%	1.00%
Other expenses	0.23%	0.19%	0.26%	0.21%
Total annual class operating expensesB	1.05%	1.01%	1.53%	1.78%

A The reduction in the individual fund fee rate component of the management fee is effective on February 1, 2007.

B FMR has voluntarily agreed to reimburse Class A, Class T, Class B, and Class C of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates:

	Class A	Effective Date	Class T	Effective Date	Class B	Effective Date	Class C	Effective Date
Advisor Floating Rate High Income Fund	1.10%	6/1/01	1.10%	4/1/07	1.55%	4/1/07	1.85%	4/1/07

These arrangements may be discontinued by FMR at any time.

Effective April 1, 2007, the following information replaces the similar information found under the heading "Fee Table" in the "Fund Summary" section on page 6.

	Class A		Class T		Class B		Class C
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$ 379	$ 379	$ 375	$ 375	$ 506	$ 156	$ 281	$ 181
3 years	$ 600	$ 600	$ 588	$ 588	$ 733	$ 483	$ 560	$ 560
5 years	$ 838	$ 838	$ 818	$ 818	$ 984	$ 834	$ 964	$ 964
10 years	$ 1,522	$ 1,522	$ 1,477	$ 1,477	$ 1,634A	$ 1,634A	$ 2,095	$ 2,095

A Reflects conversion to Class A shares after a maximum of seven years.

Effective April 1, 2007, the following information replaces similar information found in the "Fund Distribution" section on page 30.

Sales Charges and Concessions - Class A

	Sales Charge
	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Up to $49,999B	2.75%	2.83%	2.25%
$50,000 to $99,999	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75%	1.78%	1.50%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 to $999,999	1.00%	1.01%	1.00%
$1,000,000 to $3,999,999	 None	 None	 1.00%
$4,000,000 to $24,999,999	None	None	0.50%
$25,000,000 or more	None	None	0.25%

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B Purchases of $5.00 or less will not pay a sales charge.

Effective April 1, 2007, the following information replaces similar information found in the "Fund Distribution" section on page 31.

Sales Charges and Concessions - Class T

	Sales Charge
	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Up to $49,999	2.75%	2.83%	2.25%
$50,000 to $99,999	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75%	1.78%	1.50%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 to $999,999	1.00%	1.01%	1.00%
$1,000,000 or more	None	None	0.25%

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Effective April 1, 2007, the following information replaces similar information found in the "Fund Distribution" section on page 34.

Class C shares may, upon redemption less than 12 months after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Effective April 1, 2007, the following information replaces similar information found in the "Fund Distribution" section on page 39.

In addition, pursuant to the Class A plan, Class A pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class A's average net assets throughout the month for providing shareholder support services.

Effective April 1, 2007, the following information replaces similar information found in the "Fund Distribution" section on page 40.

Class C has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

Effective April 1, 2007, the following information replaces similar information found in the "Fund Distribution" section on page 40.

Normally, after the first 12 months of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

Effective April 1, 2007, the following information replaces similar information found in the "Fund Distribution" section beginning on page 40.

For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first 12 months of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

The following information replaces the similar information found in the 3rd bullet in the "Fidelity Advisor Systematic Withdrawal Program" table on page 23.

  Aggregate redemptions per 12-month period from your account may not exceed 12% of the account value and are not subject to a CDSC; and you may set your withdrawal amount as a percentage of the value of your account or a fixed dollar amount.

The following information replaces similar CDSC waiver information found in the "Fund Distribution" section beginning on page 29.

The CDSC may be waived on the redemption of shares (applies to Class A, Class B, Class C and Class T, unless otherwise noted):

A form may be required.

1. For disability or death;

2. From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) starting the year in which age 70 1/2 is attained;

3. For minimum required distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) starting the year in which age 70 1/2 is attained;

4. Through the Fidelity Advisor Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period;

5. (Applicable to Class A and Class T only) Held by insurance company separate accounts;

6. (Applicable to Class A and Class T only) From an employee benefit plan (except SIMPLE IRAs, SEPs, SARSEPs and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian);

7. (Applicable to Class A and Class T only) Purchased by the Fidelity Investments Charitable Gift Fund;

8. (Applicable to Class A and Class T only) On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase);

9. (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase.